                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6)
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Upgrade International Corporation
           --------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


          ----------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(l), 14a-6(i)(2) or
     Item 22(a)(2)of Schedule 14A.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     _________________________________________________________________________
     (2) Aggregate number of securities to which transaction applies:

     _________________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     _________________________________________________________________________
     (4) Proposed maximum aggregate value of transaction:

     _________________________________________________________________________
     (5) Total fee paid:

     _________________________________________________________________________

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:______________________________________________
     (2) Form Schedule or Registration Statement No.:________________________
     (3) Filing Party:________________________________________________________
     (4) Date Filed:_________________________

                       UPGRADE INTERNATIONAL CORPORATION       [LOGO OF UPGRADE
                         1411 Fourth Avenue, Suite 629            INTERNATIONAL
                               Seattle, WA 98101                   CORPORATION]
                              Tel. (206) 903-3116

                            Fax (206) 903-3117



                               ----------------


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                August 16, 2000

                               ----------------

Dear Stockholder:

  You are cordially invited to attend the Special Meeting of Stockholders of Upgrade International Corporation (the "Company"), which will be held on Wednesday, August 16, 2000, at 5:00 p.m. at the offices of Ogden Murphy Wallace, P.L.L.C., located at 1601 Fifth Avenue, Suite 2100, Seattle, Washington, 98101, for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

    (1) To approve the Agreement and Plan of Merger By and Between Upgrade International Corporation, a Florida corporation, and its wholly owned subsidiary, Upgrade of Washington Inc., a Washington corporation (attached hereto as Appendix A); and

    (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

  All stockholders are entitled to receive notice of the Special Meeting. However, only holders of record of Shares at the close of business on July 11, 2000, the record date for the Special Meeting fixed by the Board of Directors, are entitled to vote at the Special Meeting.

  The approval of the merger requires a quorum of one-third of the Company's outstanding shares entitled to vote, and an affirmative vote of more than 50% of the Company's outstanding shares entitled to vote. Consequently, your vote on the merger is important.

  Stockholders are or may be entitled to assert dissenters' rights under Florida Statutes Sections 607.1301, 607.1302 and 607.1320 (copies of which are attached hereto as Appendix D).

  All of the Company's stockholders are invited to attend the Special Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE OR FAX IT TO (206) 903-3117. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                          By Order of the Board of Directors,


                                          /s/ Daniel S. Bland
                                          Daniel S. Bland
                                          President

Seattle, Washington

July 24, 2000

                       UPGRADE INTERNATIONAL CORPORATION
                         1411 Fourth Avenue, Suite 629
                           Seattle, Washington 98101
                              Tel: (206) 903-3116
                              Fax: (206) 903-3117

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

SUMMARY TERM SHEET

  The Agreement and Plan of Merger (the "Merger Agreement") by and between Upgrade International Corporation, a Florida corporation (the "Disappearing Co.") and its wholly-owned subsidiary, Upgrade of Washington Inc., a Washington corporation (the "Surviving Co.") (together, the "Constituent Corporations"), is summarized below. The sole purpose of the merger is to effect a change in domicile of the Disappearing Co. from the State of Florida to the State of Washington. Please see the section entitled "Proposal (1): To Approve the Merger Agreement" for a more detailed discussion of the merger transaction.

  . Merger. The merger will be pursuant to the applicable provisions of the laws of Washington and Florida with respect to mergers and in accordance with the Merger Agreement.

  . Effective Time of Merger. The merger will be effective when the Surviving Co. files Articles of Merger with the Secretaries of State of the States of Washington and Florida.

  . Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of the Surviving Co. will be the Articles of Incorporation and Bylaws of the Surviving Co. following the merger.

  . Directors and Officers. The directors and officers of the Disappearing Co. will be the directors and officers of the Surviving Co. following the merger.

  . Conversion of Shares--Common Stock. Every one issued and outstanding share of the common stock of the Disappearing Co. will be converted into and become one new fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving Co. The Surviving Co. will honor the stock certificates of the Disappearing Co. as if they were issued by the Surviving Co.

  . Conversion of Shares--Stock Options. Every one employee option granted and convertible into common stock of the Disappearing Co., whether or not vested, will be converted into and become one option convertible into common stock of the Surviving Co. The employee options will remain subject to substantially similar provisions to that of the Disappearing Co.'s Stock Option Plan.

  . Conversion of Shares--Other Equity Instruments. Every other equity instrument of the Disappearing Co. will be converted into a similar equity instrument of the Surviving Co. on economic terms substantially similar to those of the existing other equity instruments.

  . Termination. The Merger Agreement may be terminated for any reason at any time before the filing of the Articles of Merger with the Secretaries of State of Washington and Florida by resolution of the Board of Directors of the Constituent Corporations.

  . Amendment. The Merger Agreement may be amended, supplemented or interpreted at any time by action taken by the Board of Directors of both the Constituent Corporations except after the Merger Agreement has been approved by the stockholders of either Constituent Corporation, unless by a vote or consent of the stockholders of the Constituent Corporations in accordance with applicable law.

DATE, TIME AND PLACE OF SPECIAL MEETING

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Disappearing Co. for use at the Special Meeting of Stockholders to be held at the offices of Ogden Murphy Wallace, P.L.L.C. located at 1601 Fifth Avenue, Suite 2100, Seattle, Washington, 98101, on Wednesday, August 16, 2000, at 5:00 p.m., Pacific Standard Time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice. The record date for the meeting is the close of business on July 11, 2000. All holders of record of the Disappearing Co.'s common stock on the record date are entitled to notice of the meeting and to vote at the meeting and any meetings held upon adjournment of that meeting. The approximate date of mailing of this Proxy statement and the accompanying proxy is July 24, 2000.

  As the Disappearing Co. is the sole stockholder of the Surviving Co., the approval of the merger by the stockholder of the Surviving Co. will be by consent in lieu of a meeting of the stockholders of the Surviving Co.

PERSONS MAKING THE SOLICITATION

  The Boards of Directors of the Constituent Corporations are making this solicitation. No Director of the Boards intends to oppose the merger.

PROXY INFORMATION

  A proxy form is enclosed. Whether or not you plan to attend the meeting in person, please date, sign and return the enclosed proxy as promptly as possible, in the postage prepaid envelope provided to insure that your shares will be voted at the meeting. You may revoke your proxy at any time prior to its use by filing with your secretary an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Unless you instruct otherwise in the proxy, any proxy, if not revoked, will be voted at the meeting:

  (1) To approve the Merger Agreement By and Between the Disappearing Co. and the Surviving Co.;* and

  (2) To transact such other business as may properly come before the meeting or any adjournment thereof.
--------

* Upon approving the merger, the Articles of Incorporation and Bylaws of the Surviving Co. will become the Articles of Incorporation and Bylaws of the Disappearing Co. The overall effect will be to render more difficult a change in control of the surviving entity by stockholders.

RECORD DATE AND VOTING

  Record Date. As of July 11, 2000, the record date fixed by the Board of Directors, the Disappearing Co. had 19,264,217 shares of common stock issued and outstanding. If the stockholders of record present in person or represented by their proxies at the meeting hold one-third of the Disappearing Co.'s outstanding voting common stock, a quorum will exist for the transaction of business at the meeting. Stockholders of record who abstain from voting, including brokers holding their customers' shares who cause abstentions to be recorded, are counted as present for quorum purposes.

  Stockholder List. At least 10 days before the Special Meeting, the officer or agent in charge of the stock transfer books for the shares of the Disappearing Co. will make a complete list of the stockholders entitled to vote at the Special Meeting arranged in alphabetical order, with the address of and number of shares held by each stockholder. The list will be kept on file at the principal office of the Disappearing Co. and will be subject to inspection by any stockholder at any time during usual business hours. The list will be present for inspection at the Special Meeting.

  Proxies. Each stockholder entitled to vote at the Special Meeting of Stockholders may vote by proxy executed in writing by the stockholder or by his or her duly authorized attorney-in-fact, but no proxy can be voted or acted upon after six months from its date, unless the proxy provides for a longer period. The proxy must be filed with the Secretary of the Disappearing Co. before or at the time of the Special Meeting.

  The following constitute valid means by which a stockholder may authorize another person to act for him or her as proxy:

    (1) A stockholder may execute a writing authorizing another person or persons to act for him or her as proxy. The proxy may be limited to specific proposals. Execution may be accomplished by the signing of the writing by the stockholder or his or her authorized officer, director, employee or agent or by causing his or her signature to be affixed to the writing by any reasonable means including, but not limited to, a facsimile signature.

    (2) A stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy. The transmission must either set forth or be submitted with information from which it can be determined that it was authorized by the stockholder.

  The cost of soliciting proxies will be borne by the Disappearing Co.. The Disappearing Co. will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable out-of-pocket expenses regarding these solicitations. Proxies may be solicited by certain of the Disappearing Co.'s directors, officers and regular employees, without additional compensation, personally or by telephone, electronic mail, facsimile or telegram. The Disappearing Co. will pay no additional compensation to its officers, directors and employees for these activities.

  Date and Time of Opening and Closing of the Polls. The date and time of the opening of the polls for the Special Meeting of the Stockholders of the Disappearing Co. shall be 5:00 p.m. on August 16, 2000. The time of the closing of the polls for voting shall be announced at the Special Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a stockholder, determines otherwise.

  Vote. Votes cast by proxy or in person at the Special Meeting will be tabulated by the Secretary of the Disappearing Co.. The Secretary will also determine whether or not a quorum is present. Each stockholder of record of the Disappearing Co. at the close of business on July 11, 2000 is entitled to one vote for each share then held on each matter submitted to a vote of stockholders. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise the Disappearing Co. that it lacks voting authority.

  The voting requirements for the proposal to be considered at the meeting are:

    Approval of the Merger Agreement: Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to approve the Merger Agreement. A stockholder submitting a Proxy may vote for or against approving the Merger Agreement or may abstain from voting his or her shares. IF A SUBMITTED PROXY IS PROPERLY SIGNED BUT UNMARKED IN RESPECT OF THE APPROVAL OF THE MERGER AGREEMENT, THE PROXY AGENTS NAMED IN THE PROXY WILL VOTE ALL THE SHARES REPRESENTED THEREBY FOR THE APPROVAL OF THE MERGER AGREEMENT.

    In accordance with Florida Statutes and the Disappearing Co.'s Bylaws, the approval of the Merger Agreement requires a quorum of one-third of the Disappearing Co.'s issued and outstanding shares entitled to vote, and an affirmative vote of more than 50% of the Disappearing Co.'s issued and outstanding shares entitled to vote.

  This Proxy Statement is accompanied by the proposed Merger Agreement. Stockholders are encouraged to review the Merger Agreement in connection with the information contained herein.

INTEREST OF CERTAIN PERSONS IN MATTER TO BE ACTED UPON

  The directors and executive officers of the Disappearing Co. do not have any substantial interest in the matters to be acted upon other than the affect of certain provisions in the Surviving Co.'s Articles of Incorporation that entrench them then in their positions and ensure their continued control of the Disappearing Co.. For further discussion of those provisions, please see the section of this Proxy statement entitled "Proposal (1): To Approve the Merger Agreement."

REVOCABILITY OF PROXY

  A duly executed proxy shall be irrevocable if it states that it is irrevocable and if it is coupled with an interest sufficient in law to support an irrevocable power.

DISSENTERS' RIGHTS OF APPRAISAL

  Enclosed as Appendix D to this Proxy Statement are Florida Statutes Sections 607.1301, 607.1302 and 607.1320, covering dissenters' rights available to stockholders of a Florida corporation that is merging with another corporation. Please carefully review the statutory provisions.

  Right of Dissent. In Florida, a stockholder has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of a consummation of a plan of merger to which the Disappearing Co. is a party if the merger requires the approval by the stockholder and the stockholder is entitled to vote on the merger.

  Right of Dissent as to Fewer Than All Shares Held. A stockholder may dissent as to less than all the shares registered in his or her name. In that event, the stockholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different stockholders.

  Procedure for Asserting Dissenters' Rights. A stockholder who wishes to assert dissenters' rights shall: (1) Deliver to the Disappearing Co. before the vote is taken written notice of the stockholder's intent to demand payment for his or her shares if the proposed action is effectuated, and (2) Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

  Dissenter's Notice. Within 10 days after the stockholders' authorization date, the Disappearing Co. must give written notice of such authorization or consent or approval of the Merger Agreement, as the case may be, to each stockholder who filed a notice of intent to demand payment for his or her shares pursuant to or, in the case of action authorized by written consent, to each stockholder, excepting any who voted for, or consented in writing to, the proposed action.

  Prerequisite to Demand for Payment for Shares by Dissenting
Stockholder. Within 20 days after the giving of notice to him or her, any stockholder who elects to dissent shall file with the Disappearing Co. a notice of such election, stating the stockholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any stockholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any stockholder filing an election to dissent shall deposit his or her certificates for certificated shares with the Disappearing Co. simultaneously with the filing of the election to dissent. The Disappearing Co. may restrict the transfer of uncertificated shares from the date the stockholder's election to dissent is filed with the Disappearing Co.

  Demand for Payment and Deposit of Certificates. Upon filing a notice of election to dissent, the stockholder must thereafter be entitled only to payment for his or her shares and shall not be entitled to vote or to exercise any other rights of a stockholder. A notice of election may be withdrawn in writing by the stockholder at any time before an offer is made by the Disappearing Co. to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the Disappearing Co. consents thereto. However, the right of such stockholder to be paid the fair value of his or her shares shall cease, and the stockholder shall be reinstated to have all his or her rights as a stockholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the Disappearing Co., the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if: (a) Such demand is withdrawn as provided in this section; (b) The proposed corporate action is abandoned or rescinded or the stockholders revoke the authority to effect such action; (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or (d) A court of competent jurisdiction determines that such stockholder is not entitled to the relief provided by this section.

STOCKHOLDER PROPOSALS

  No proposal by a stockholder may be presented for a vote at a special meeting of stockholders unless the stockholder provides the Board of Directors or the Secretary of the Disappearing Co., not later than the close of business on the tenth calendar day following the date on which notice of the meeting is first given to stockholders, with written notice of its intention to present a proposal for action at the forthcoming special meeting of stockholders. The notice must be personally delivered to the Disappearing Co. or sent by first class certified mail, return receipt requested, postage prepaid and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds beneficially the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

  A stockholder proposal is a stockholder's recommendation or requirement that the Disappearing Co. and/or its board of directors take action, which the stockholder intends to present at a meeting of the company's stockholders. The proposal should state as clearly as possible the course of action that the stockholder believes the Disappearing Co. should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

 Disappearing Co.

  The following table sets forth, as of June 16, 2000, the Disappearing Co.'s outstanding common stock owned of record or beneficially by each Executive Officer and Director and by each person who owned of record, or was known by the Disappearing Co. to own beneficially, more than 5% of its common stock, and the shareholdings of all Executive Officers and Directors as a group. Each person has sole voting and investment power with respect to the shares shown. The address for Messrs. Bland, Burke, Erickson and Zucker is c/o Upgrade International Corporation, 1411 Fourth Avenue--Suite 629, Seattle, WA 98101. At June 16, 2000 there were 19,264,217 shares of common stock issued and outstanding; such number has been used in calculating the below percentages, which include direct and indirect ownership of share capital including non-exercised options and warrants.

                                                                 (3)
                                                              Amount and   (4)
                                           (2)                nature of  Percent
              (1)                    Name and address         beneficial   of
        Title of class             of beneficial owner        ownership   class
        --------------             -------------------        ---------- -------
   Common Stock............. Daniel S. Bland                  (1)(2)        32%

                             Malcolm P. Burke                 (1)(3)       2.0%

                             Ronald P. Erickson               (1)(4)       3.0%

                             David I. Zucker                  (1)(5)       1.0%

                             Daniel Kehoe                     0              0%
                             UltraCard, Inc.
                             1550 Bascom Ave.
                             Campbell, CA 95008

                             John A. French                   0              0%
                             Centurion Technologies, Inc.
                             10900 N.E. 8th Street--Suite 900
                             Bellevue, WA 98004

                             Don Mann                         0              0%
                             UltraCard, Inc.
                             1550 Bascom Ave.
                             Campbell, CA 95008

                             All directors and
                             executive officers
                             as a group(7)................... 7,494,100     39%

--------
  Except as noted below, all shares are held of record and each shareholder has sole voting and investment power.

(1) Includes all options and warrants exercisable within 60 days.

(2) Comprised of 4,000,000 shares and 800,000 warrants (exercisable at $0.25 per share and expiring 1/20/2001) owned by the Bland Family Trust, as to which Mr. Bland, as trustee, has sole voting and investment powers, 476,100 shares owned by International Internet Corporation, which Mr. Bland controls, and 650,000 options (exercisable at $0.25 per share and expiring 1/20/2004) owned directly by Mr. Bland, and 350,000 options (exercisable at $2.50 per share and expiring 09/30/2004) owned directly by Mr. Bland.

(3) Comprised of 7,500 shares and 150,000 options (exercisable at $0.25 per share and expiring 1/20/2004) owned directly by Mr. Burke, and 200,000 options (exercisable at $2.50 per share and expiring 09/30/2004) owned directly by Mr. Burke. In addition 10,500 shares owned by Primary Ventures Corporation, a company controlled by Mr. Burke.

(4) Comprised of 550,000 options (exercisable at $0.25 per share and expiring 1/20/2001) and 100,000 options (exercisable at $2.50 per share and expiring 09/30/2004) owned directly by Mr. Erickson.(5) Comprised of 150,000 shares owned directly by Mr. Zucker and 100,000 options, (exercisable at $2.50 per share and expiring 09/30/2004) owned directly by Mr. Zucker.

 Surviving Co.

  The sole director and executive officer of the Surviving Co. is Daniel S.
Bland.

  All 1,000 shares of common stock of the Surviving Co. are held by the Disappearing Co. All 1,000 shares will be voted by the President of the Disappearing Co. to approve the Merger Agreement.

                 PROPOSAL (1): TO APPROVE THE MERGER AGREEMENT

  The Merger Agreement will merge the Disappearing Co. with and into the Surviving Co. The purpose of the merger is to effect a change in domicile of the Disappearing Co. from the State of Florida to the State of Washington. On July 11, 2000, the Board of Directors of the Disappearing Co. signed resolutions advising the approval of the Merger Agreement by the stockholders, called this Special Meeting and set a record date of July 11, 2000, for the meeting.

CONTACT INFORMATION

  The principal executive offices of the Disappearing Co. and Surviving Co. are located at 1411 Fourth Avenue, Suite 629, Seattle, Washington, 98101, telephone number (206) 903-3116, facsimile number (206) 903-3117.

BUSINESS CONDUCTED

 Disappearing Co.

  The Disappearing Co. was incorporated in Florida on February 5, 1997, to identify, acquire and/or develop and commercialize proprietary technology, both hardware and software, in the information technology industry.

  To date, the Disappearing Co. has implemented this objective by identifying and acquiring substantial interests in three companies, which collectively own certain patented and patent pending technologies, know-how and personnel capable of commercializing the technology.

  The core technology that the Disappearing Co. acquired an interest in, through the acquisition of more than 50% of UltraCard, Inc., is a system for ultra high capacity data storage and retrieval in a credit card format. This technology is controlled through an exclusive license agreement that UltraCard holds from Cardtech Inc., along with certain patent applications and know-how developed within UltraCard Inc. The Disappearing Co. currently owns more than 50% of UltraCard.

  A second developing technology and know-how, that the Disappearing Co. has acquired and is developing through a 50% interest in EforNet Corporation ("EforNet"), is a suite of software and an operating system which will reside on the UltraCard and will be capable of providing, through the use of the UltraCard, a means of achieving secure e-commerce transactions anonymously over the Internet.

  The third developing technology is a Web-enabled, transaction-processor software application that represents a significant advancement in the electronic distribution of information over the Internet. The primary market focus of this technology is in the medical industry, developing a medical card on a smart card platform, capable of providing a host of interrelated services on-line including such things as pharmacology conflict analysis. This technology is controlled and being developed by Centurion Technologies, Inc. The Disappearing Co. currently owns a 50% equity interest in Centurion Technologies.

  In addition, the Disappearing Co. has proxies which permit it to exercise control over its subsidiaries.

 Surviving Co.

  The Surviving Co. was incorporated in Washington on June 29, 2000, to enable the Disappearing Co. to change its domicile from the State of Florida to the State of Washington. The Surviving Co. has been inactive since its formation.

TERMS OF THE MERGER

  The Merger Agreement is hereby incorporated by reference into this Proxy Statement. A copy of the executed Merger Agreement accompanies this Proxy Statement as Appendix A.

  The Disappearing Co. will be merged with and into the Surviving Co. pursuant to the applicable provisions of the Washington Business Corporation Act, Chapter 23B of the Revised Code of Washington, as amended, and Chapter 607 of the Florida Statutes, as amended, and in accordance with the terms and conditions of the Merger Agreement. If a majority of the shares entitled to vote of record for each of the Constituent Corporations vote in favor of the merger, then upon execution by the surviving entity of the Articles of Merger and filing of the Articles of Merger with the Secretaries of State of the States of Florida and Washington, the merger will become effective (the "Effective Time of the merger").

  The Boards of Directors of the Constituent Corporations approved this transaction by resolution on July 11, 2000.

 Articles of Incorporation and Bylaws

  Upon approval of the Merger Agreement, the Articles of Incorporation and Bylaws of the Surviving Co. will become the Articles of Incorporation and Bylaws of the surviving entity. As part of the merger transaction, the name of the Surviving Co. will be changed from "Upgrade of Washington Inc." to "Upgrade International Corporation." A copy of the Articles of Incorporation and Bylaws accompany this Proxy Statement as Appendices B and C.

 Officers and Directors

  The executive officers and directors of the Disappearing Co. in office at the Effective Time of the merger shall become the executive officers and directors of the surviving entity.

 Purpose of Merger

  The main purpose of the merger is to enable the Disappearing Co. to change its domicile from the State of Florida to the State of Washington.

 Conversion of Shares

  Every one issued and outstanding share of the common stock of the Disappearing Co. will be converted into and become one new fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving Co. The Surviving Co. will honor the stock certificates of the Disappearing Co. as if they were issued by the Surviving Co. There will be no need to exchange your current Disappearing Co. share certificate following the merger.

  Every one employee option granted and convertible into common stock of the Disappearing Co., whether or not vested, will be converted into and become one option convertible into common stock of the Surviving Co. The employee options will remain subject to the Disappearing Co.'s Stock Option Plan.

  Every other equity instrument of the Disappearing Co. will be converted into a similar equity instrument of the Surviving Co. on economic terms substantially similar to those of the existing other equity instruments.

 Termination of the Merger

  The Merger Agreement may be terminated for any reason at any time before the filing of the Articles of Merger with the Secretaries of State of the States of Florida and Washington (whether before or after approval by the stockholders of the Disappearing Co.) by resolution of the Boards of Directors of both of the Constituent Corporations.

 Amendments to the Merger Agreement

  The Merger Agreement may, to the extent permitted by law, be amended, supplemented or interpreted at any time by action taken by the Boards of Directors of the Constituent Corporations. However, this Merger

Agreement may not be amended or supplemented after having been approved by the stockholders of the Constituent Corporations except by a vote or consent of stockholders of the Constituent Corporations in accordance with applicable law.

 Effect of the Merger

  The Disappearing Co. will cease to exist and the surviving entity will be domiciled in Washington.

COMPARISON OF DISAPPEARING CO.'S AND SURVIVING CO.'S ARTICLES OF INCORPORATION

  As part of the merger, the Articles of Amendment of the Surviving Co. will completely supersede the existing Articles of Incorporation of the Disappearing Co..

  The following is a summary comparison of the major differences between the current Articles of Incorporation of the Disappearing Co. and the Articles of Incorporation of the Surviving Co. (a copy of which is attached to this Proxy Statement as Appendix A). Where relevant, a brief discussion is included of the purpose of the change and the effect, both positive and negative, of the change on stockholders and management of the Disappearing Co..

  APPROVING THE MERGER AGREEMENT WILL REPLACE THE DISAPPEARING CO.'S ARTICLES OF INCORPORATION WITH THOSE OF THE SURVIVING CO.. THE OVERALL EFFECT WILL BE TO RENDER MORE DIFFICULT THE ACCOMPLISHMENT OF MERGERS OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS TO MAKE MORE DIFFICULT THE REMOVAL OF MANAGEMENT.

  Subject Matter of      Articles of Incorporation     Articles of Incorporation
       Change               of Disappearing Co.             of Surviving Co.
  -----------------      -------------------------     -------------------------
1. Authorized capital  Article IV. 50,000,000        Article II,
                       shares of common stock        Section 2.1. 120,000,000 total
                       having par value of $0.001    authorized shares, consisting
                       per share                     of 100,000,000 shares of
                                                     common stock having par value
                                                     of $0.0001 per share and
                                                     40,000,000 shares of preferred
                                                     stock having a par value of
                                                     $0.001 per share

  Purpose: To enable the Board to establish classes and series of preferred stock with separate rights and preferences to that of common stock.

  Effect: Authorizing the preferred stock provides the Board with a mechanism for establishing a separate class of stock with superior rights to the common stock of the corporation.

-----------------------------------------------------------------------------------
2. Rights and          No authorized preferred       Article II, Section 2.2. Board
   preferences of the  stock.                        of Directors granted the
   preferred stock                                   authority to issue preferred
                                                     stock and to fix and determine
                                                     and to amend the voting
                                                     powers, designations,
                                                     preferences, limitations,
                                                     restrictions and relative
                                                     rights of the shares,
                                                     including such matters as
                                                     dividends, redemption,
                                                     liquidation, conversion and
                                                     voting

  Purpose: To enable the Board to determine the rights, preferences, privileges and limitations associated with preferred stock without stockholder approval.


Subject Matter          Articles of Incorporation       Articles of Incorporation
  of Change                 of Disappearing Co.              of Surviving Co.
--------------          -------------------------     ------------------------------
  Effect: This is an anti-takeover measure. The Board has exclusive discretion to issue preferred stock with rights that may trump those of common stock. The effect may be to dilute the stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the corporation upon dissolution. Blank-check preferred stock can delay or hinder a change in control of the Board and management.

------------------------------------------------------------------------------------
3. Cumulative voting    Not specified.                Article V. The right to
                                                      cumulate votes in the election
                                                      of directors shall not exist
                                                      with respect to shares of
                                                      stock of the corporation.

  Purpose: To eliminate the ability of stockholders to cumulate votes when electing directors.

  Effect: The absence of cumulative voting means that the holders of more than 50% of outstanding shares entitled to vote, voting for election of directors, can elect all of the directors to be elected, if they so choose, and, in such event, the holders of the remaining shares will not be able to elect any of the corporation's directors.

------------------------------------------------------------------------------------
4. Number of directors  Article VI. Not less than 1   Article VI, Section 6.1. No
                        with the number subject to    more than 9 nor less than 1.
                        bylaws. Bylaws--Article II,
                        Section 5. A minimum of 1
                        but no more than 7.

  Purpose: To enable the Board to be comprised of between 1 and 9 directors.

  Effect: None.

------------------------------------------------------------------------------------
5. Term of office of    Bylaws--                      Article VI, Section
   directors            Article II, Section 6. The    6.2. Directors shall be
                        directors shall be elected    divided into three classes,
                        at the annual meeting of the  with each class to be as
                        stockholders.                 nearly equal in number as
                                                      possible, as specified by
                                                      resolution of the Board or, if
                                                      the directors in office
                                                      constitute fewer than a quorum
                                                      of the Board, by affirmative
                                                      vote of a majority of the
                                                      directors in office. Term of
                                                      office of directors is as
                                                      follows:

                                                        First Class--expires at
                                                      first annual meeting of
                                                      stockholders.
                                                        Second Class--expires at
                                                      second annual meeting of
                                                      stockholders.
                                                        Third Class--expires at
                                                      third annual meeting of
                                                      stockholders.

                                                      Thereafter, the directors by
                                                      class shall hold staggered
                                                      terms of three years.

  Purpose: To lengthen the term of each director from 1 to 3 years and to stagger the terms of the directors to ensure the continuity of the Board and management.


Subject Matter            Articles of Incorporation     Articles of Incorporation
  of Change                  of Disappearing Co.            of Surviving Co.
--------------            -------------------------     -------------------------
  Effect: A staggered board affects every election of directors. Such a system of electing directors makes it more difficult for stockholders to change the majority of directors even when the only reason for the change may be the performance of the present directors. Changing the majority of directors under the staggered system requires three separate annual meetings, while under the current system of electing directors only one annual meeting is necessary to change all of the of directors. As an anti-takeover measure, the effect is to prevent insurgent stockholders from immediately seizing control of the Board, either through stock acquisitions or a proxy contest.

-------------------------------------------------------------------------------
6. Removal of directors   Bylaws--Article II, Section   Article VI, Section
                          8. At a stockholders meeting  6.3/Bylaws--Section
                          called expressly for that     3.13. Stockholders may
                          purpose, any director or the  remove one or more directors
                          entire Board of Directors     with or without cause, but
                          may be removed, with or       only at a special meeting
                          without cause, by a vote of   called for the purpose of
                          the holders of a majority of  removing the director(s) if
                          the shares then entitled to   a majority of the shares
                          vote at an election of        eligible to vote cast votes
                          directors.                    in favor of removal.

  Purpose: To place limitations on removal of directors by stockholders.

  Effect: No change. In combination with the prohibition against stockholders calling a special meeting, this provision effectively limits the removal of directors to an annual meeting or board action. This represents an additional measure to deter a change in control of the corporation.

-------------------------------------------------------------------------------
7. Vacancies on Board of  Bylaws--Article II, Section   Article VI, Section 6.4. The
   Directors              7. Vacancies in the Board     Board may fill the vacancy,
                          may be filled by a majority   or, if the directors in
                          of the remaining directors,   office constitute fewer than
                          though less than a quorum.    a quorum, they may fill the
                                                        vacancy by the affirmative
                                                        vote of a majority of all
                                                        directors in office. The
                                                        stockholders may fill a
                                                        vacancy only if there are no
                                                        directors in office.

  Purpose: No change.

  Effect: None.

  Subject Matter of      Articles of Incorporation     Articles of Incorporation
       Change               of Disappearing Co.            of Surviving Co.
  -----------------      -------------------------     -------------------------
8. Bylaws              Article VIII. Bylaws shall    Article VIII. Board has
                       not be adopted, modified,     power to adopt, amend or
                       amended or repealed by the    repeal the Bylaws of the
                       stockholders except upon the  corporation, subject to the
                       affirmative vote of a simple  power of the stockholders to
                       majority of the holders of    amend or repeal the Bylaws.
                       all the issued and            The stockholders also have
                       outstanding shares of the     the power to amend or repeal
                       corporation entitled to       Bylaws of the corporation
                       vote.                         and to adopt new Bylaws.

                       Bylaws--Article VIII. Bylaws
                       may be altered, amended or
                       repealed, and new Bylaws may
                       be adopted by a majority
                       vote of the directors of the
                       corporation.

  Purpose: No change.

  Effect: None.

---------------------------------------------------------------------------------
9. Consent in Lieu of  Bylaws--Article I, Section    Article IX, Section 9.1. Any
   Meeting of          9. Any action to be taken at  action required or permitted
   Stockholders        a meeting of the              to be taken at a
                       stockholders, may be taken    stockholders meeting may be
                       without a meeting, without    taken without a meeting,
                       prior notice and without a    without prior notice and
                       vote, if a consent in         without a vote, if a consent
                       writing, setting forth the    or consents in writing,
                       action so taken, is signed    setting forth the action
                       by the holders of             taken, are signed by the
                       outstanding stock having not  holders of outstanding stock less than the minimum number  having not less than the
                       of votes that would be        minimum number of votes that
                       necessary to authorize or     would be necessary to
                       take such action at a         authorize or take the action
                       meeting at which all shares   at a meeting at which all
                       entitled to vote thereon      shares entitled to vote were
                       were present and voted.       present and voted.

  Purpose: No change.

  Effect: None.

--------------------------------------------------------------------------------

10. Number of votes      Article IX, Section           Article IX, Section 9.2. The
   necessary to approve  9.4. Acts of stockholders     minimum number of shares
   actions               require the approval of       required by law to approve
                         holders of 50.01% of the      the action; pursuant to RCW
                         outstanding votes of          23B.07.270, 50.01% of the
                         stockholders.                 shares present at the
                                                       meeting must vote "for" the
                                                       action.

  Purpose: No change.

  Effect: None.

   Subject Matter of       Articles of Incorporation     Articles of Incorporation
        Change                of Disappearing Co.            of Surviving Co.
   -----------------       -------------------------     -------------------------
11. Special meetings     Bylaws--Article I, Section    Article IX, Section
                         2. Special meetings of the    9.3. Except as may be
                         stockholders shall be held    authorized by the Board upon
                         when directed by the          issuance of preferred stock,
                         President or Board, or when   special meetings of the
                         requested in writing by the   stockholders of the
                         holders of not less than 10%  corporation for any purpose
                         of all the shares entitled    may be called at any time by
                         to vote at the meeting.       the Board and not by any
                                                       other person(s).

  Purpose: Limits the authority to call a special meeting to the Board of Directors.

  Effect: This is an anti-takeover measure. The change ensures that stockholders will not be authorized to call a special meeting. The effect is to limit the ability of one or more stockholders from bringing matters before the stockholders that may be contrary to the objectives of the Board. This limitation, in conjunction with the provisions on staggered elections of directors and removal of directors, prevents stockholders from effecting a change in control.

-----------------------------------------------------------------------------------
12. Quorum for Meetings  Article IX, Section           Article IX, Section
   of Stockholders       9.3. Holders of shares        9.4. Except as required
                         entitled to one-third of the  elsewhere in the Articles of
                         votes at a meeting of         Incorporation or under law,
                         stockholders constitutes a    one-third of the votes
                         quorum.                       entitled to be cast on a
                                                       matter by the holders of
                                                       shares that are entitled to
                                                       vote and be counted on the
                                                       matter shall constitute a
                                                       quorum of such shares at a
                                                       meeting of stockholders.

  Purpose: No change.

  Effect: None.

-------------------------------------------------------------------------------
  The Board of Directors recommends you vote FOR the approval of the Merger Agreement.

                                 OTHER MATTERS

INDEMNIFICATION OF DIRECTORS AND OFFICERS

  The Disappearing Co.'s and Surviving Co.'s directors and officers will be indemnified according to their respective Articles of Incorporation and Bylaws and according to applicable state law. However, such indemnification shall not apply to acts of intentional misconduct, a knowing violation of the law or any transaction where an officer or director personally received a benefit in money, property, or services to which the officer or director was not legally entitled.

  Insofar as indemnification for liabilities arising under the Securities Exchange Act of 1933 may be permitted to directors, officers and controlling persons of the Disappearing Co. and Surviving Co. pursuant to the foregoing provisions, or otherwise, the Disappearing Co. and Surviving Co. have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Exchange Act of 1933 and is, therefore, unenforceable.

ADDITIONAL INFORMATION

  Stockholders are hereby offered the opportunity to ask questions of and receive answers from the Disappearing Co. concerning the terms and conditions of the offering and to obtain such additional information as the stockholder and/or her or his representative may deem necessary to formulate a decision. For example, an investor may wish to review the Disappearing Co.'s or Surviving Co.'s Articles of Incorporation and Bylaws, which will govern the Disappearing Co.'s or Surviving Co.'s powers and actions. To obtain any such information, the stockholder or authorized representative should contact the Disappearing Co. and the Surviving Co. at (206) 903-3116. All such additional information, however, must be in writing and identified as such by the Disappearing Co. No information other than that contained in the Proxy Statement and Offering Memorandum and the accompanying exhibits may be relied upon in connection with this merger.

  A copy of the Merger Agreement accompanies this Proxy Statement as Appendix
A. A copy of the Articles of Incorporation and Bylaws of the Surviving Co. are enclosed herewith as Appendix B and C.

  The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

                                          By Order of the Board of Directors,


                                          /s/ Daniel S. Bland
                                          Daniel S. Bland
                                          President

July 24, 2000

                                                                     APPENDIX A

                         AGREEMENT AND PLAN OF MERGER
                                BY AND BETWEEN
           UPGRADE INTERNATIONAL CORPORATION, A FLORIDA CORPORATION
                                      AND
             UPGRADE OF WASHINGTON INC., A WASHINGTON CORPORATION

  THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is entered into as of the
    day of         , 2000, between Upgrade International Corporation, a
Florida corporation (hereinafter, "Disappearing Corporation"), located at 1411 Fourth Avenue, Suite 629, Seattle, Washington 98101, and Upgrade of Washington Inc., a Washington corporation (hereinafter, "Surviving Corporation"), located at 1411 Fourth Avenue, Suite 629, Seattle, Washington 98101 (collectively, the "Constituent Corporations").

                                   RECITALS

  A. The Disappearing Corporation is a corporation organized and existing under the laws of the State of Florida. The authorized capital stock of the Disappearing Corporation consists of 50,000,000 shares of common stock having a par value of $0.001 per share, of which 19,420,568 shares are duly issued and outstanding as of June 16, 2000.

  B. The Surviving Corporation is a corporation organized and existing under the laws of the State of Washington. The authorized capital stock of the Surviving Corporation consists of 100,000,000 shares of common stock having a par value of $0.0001 per share, of which one thousand (1,000) shares are duly issued and outstanding, and 20,000,000 shares of Preferred Stock having a par value of $0.0001 per share of which no (0) shares are duly issued and outstanding.

  C. The Disappearing Corporation and the Surviving Corporation have deemed it advisable and in the best interests of the Disappearing Corporation and the Surviving Corporation, respectively, and their respective shareholders, that the Disappearing Corporation be merged with and into the Surviving Corporation (the "Merger") as authorized by the laws of the States of Washington and Florida.

                                   AGREEMENT

  In consideration of the foregoing recitals, the covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

  1. Merger; Effectiveness. The Disappearing Corporation shall be merged with and into the Surviving Corporation pursuant to the applicable provisions of the Washington Business Corporation Act, Chapter 23B of the Revised Code of Washington, as amended, and Chapter 607 of the Florida Statutes, as amended, and in accordance with the terms and conditions of this Agreement. Upon the execution by the Surviving Corporation of Articles of Merger incorporating this Agreement and the filing of such Articles of Merger with the Secretaries of State of the States of Washington and Florida, the Merger shall become effective (the "Effective Time of the Merger").

  2. Articles of Incorporation. The Articles of Incorporation of the Surviving Corporation shall, at the Effective Time of the Merger, be amended as follows:

  Delete ARTICLE I and replace it with the following:

                                   ARTICLE I

  The name of the corporation is "Upgrade International Corporation" and, as so amended, shall be the Articles of Incorporation of the Surviving Corporation until the same shall be further altered, amended or repealed as therein provided.

  3. Bylaws. The Bylaws of the Surviving Corporation in effect at the Effective Time of the Merger shall, at the Effective Time of the Merger, be and remain the Bylaws of the Surviving Corporation until the same shall be further altered, amended or repealed as therein provided.

  4. Directors and Officers. The directors and officers of the Disappearing Corporation in office at the Effective Time of the Merger shall, at the Effective Time of the Merger, become the directors and officers of the Surviving Corporation and shall hold such offices in accordance with and subject to the Certificate of Incorporation and Bylaws of the Surviving Corporation, as in effect immediately after the Effective Time of the Merger.

  5. Conversion of Shares.

    (a) Common Stock. At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the holder of any shares of stock of the Disappearing Corporation or of the Surviving Corporation, every one (1) issued and outstanding share of the common stock of the Disappearing Corporation held as of the record date shall be converted into and become one (1) new fully paid and nonassessable share of common stock, par value $.0001 per share, of the Surviving Corporation. The Surviving Corporation will honor the stock certificates of the Disappearing Corporation as if they were issued by the Surviving Corporation.

    (b) Conversion of Other Equity Instruments. At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the holder of any employee stock option of the Disappearing Corporation, every one (1) employee option granted and convertible into common stock of the Disappearing Corporation, whether or not vested, shall be converted into and become one (1) option convertible into common stock of the Surviving Corporation. The employee options of the Surviving Corporation shall be issued pursuant to its Stock Option Plan on economic terms substantially similar to those of the existing options in the Disappearing Corporation. At the Effective Time of the Merger, every other equity instrument of the Disappearing Corporation not addressed elsewhere in this Agreement shall be converted into a similar equity instrument in the Surviving Parent Corporation on economic terms substantially similar to those of the existing other equity instruments in the Disappearing Corporation.

  6. Rights, Duties, Powers, Liabilities, Etc. At the Effective Time of the Merger, the separate existence of the Disappearing Corporation shall cease, and the Disappearing Corporation shall be merged in accordance with the provisions of this Agreement with and into the Surviving Corporation, which shall possess all the properties and assets, and all the rights, privileges, powers, immunities and franchises, of whatever nature and description, and shall be subject to all restrictions, disabilities, duties and liabilities of each of the Constituent Corporations; and all such things shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate or other property, or any interest therein, vested by deed or otherwise in either of the Constituent Corporations, shall be vested in the Surviving Corporation without reversion or impairment. Any claim existing or action or proceeding, whether civil, criminal or administrative, pending by or against either Constituent Corporation, may be prosecuted to judgment or decree as if the Merger had not taken place, and the Surviving Corporation may be substituted in any such action or proceeding.

  7. Implementation. Each of the Constituent Corporations shall take, or cause to be taken, all action or do, or cause to be done, all things necessary, proper or advisable under the laws of the States of Washington and Florida to consummate and make effective the Merger.

  8. Termination. This Agreement may be terminated for any reason at any time before the filing of Articles of Merger with the Secretaries of State of the States of Washington and Florida (whether before or after approval by the shareholders of the Constituent Corporations, or either of them) by resolution of the Board of Directors of both of the Constituent Corporations.

  9. Amendment. This Agreement may, to the extent permitted by law, be amended, supplemented or interpreted at any time by action taken by the Board of Directors of both of the Constituent Corporations; Provided, however, that this Agreement may not be amended or supplemented after having been approved by the shareholders of either Constituent Corporation except by a vote or consent of shareholders both Constituent Corporations in accordance with applicable law.

  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this AGREEMENT AND PLAN OF MERGER as of the date first set forth above.

Upgrade International Corporation,        Upgrade of Washington Inc.,
 a Florida Corporation                     a Washington Corporation

By __________________________________     By __________________________________
  Name: _______________________________      Name: ____________________________
  Title: ______________________________      Title: ___________________________

                 ADOPTION OF THE AGREEMENT BY SHAREHOLDERS OF
                    RECORD OF THE CONSTITUENT CORPORATIONS:

  The Agreement and Plan of Merger was approved at a Special Meeting of the
shareholders of the Disappearing Corporation held on             , 2000 at
       .m. by shareholders of record holding                shares of voting
stock, which constitutes        % of the Disappearing Corporation's issued and
outstanding shares.

Upgrade International Corporation, a Florida corporation

By: _________________________________     _____________________________________
  Its: Secretary                             (Date)

  The Agreement and Plan of Merger was approved at a Special Meeting of the
shareholders of the Surviving Corporation held on                     , 2000
at        .m. by shareholders of record holding 1,000 shares of voting stock, which constitutes 100% of the Surviving Corporation's issued and outstanding shares.

Upgrade of Washington Inc., a Washington corporation

By: _________________________________     _____________________________________
  Its: Secretary                             (Date)

                                                                     APPENDIX B

                         ARTICLES OF INCORPORATION OF
                          UPGRADE OF WASHINGTON INC.

  The undersigned, for the purpose of forming a corporation under the Washington Business Corporation Act, hereby adopts the following Articles of Incorporation.

                                   ARTICLE I

  The name of the corporation is "Upgrade of Washington Inc.".

                                  ARTICLE II

2.1. Authorized Capital

  The total number of shares that this corporation is authorized to issue is 120,000,000, consisting of 100,000,000 shares of Common Stock having a par value of $0.0001 per share and 20,000,000 shares of Preferred Stock having a par value of $0.0001 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

2.2. Issuance of Preferred Stock by Class and in Series

  The Preferred Stock may be issued from time to time in one or more classes and one or more series within such classes in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares. The Board of Directors shall have the authority to fix and determine and to amend the designation, preferences, limitations and relative rights of the shares (including, without limitation, such matters as dividends, redemption, liquidation, conversion and voting) of any class or series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any class or series, the Board of Directors shall further have the authority, after the issuance of shares of a class or series whose number it has designated, to amend the resolution establishing such class or series to decrease the number of shares of that class or series, but not below the number of shares of such class or series then outstanding.

                                  ARTICLE III

  The purpose of this corporation is to engage in any business, trade or activity that may lawfully be conducted by a corporation organized under the Washington Business Corporation Act and to engage in any and all such activities as are incidental or conducive to the attainment of the foregoing purpose or purposes.

                                  ARTICLE IV

  No preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.

                                   ARTICLE V

  The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of this corporation.

                                  ARTICLE VI

6.1. Number of Directors

  The Board of Directors shall be composed of not less than one nor more than six Directors. Except with respect to the initial Director, the specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

6.2. Classification of Directors

  The Directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The term of office of Directors of the first class shall expire at the first annual meeting of shareholders after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. The term of office of Directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors.

6.3. Removal of Directors

  The shareholders may remove one or more Directors with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director or Directors.

6.4. Vacancies on Board of Directors

  If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, the Board of Directors may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The shareholders may fill a vacancy only if there are no Directors in office.

6.5. Initial Board of Directors

  The initial Board of Directors shall consist of one Director, who shall be in the first class of Directors, and the name and address of the person who shall serve as such Director until the first annual meeting of shareholders or until his successor is elected and qualified is:

     Daniel Bland  Upgrade of Washington Inc.
                   1411 Fourth Avenue, Suite 629
                   Seattle, WA 98101

                                  ARTICLE VII

  This corporation reserves the right to amend or repeal any of the provisions contained in these Articles of Incorporation in any manner now or hereafter permitted by the Washington Business Corporation Act, and the rights of the shareholders of this corporation are granted subject to this reservation.

                                 ARTICLE VIII

  The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this corporation, subject to the power of the shareholders to amend or repeal such Bylaws. The shareholders shall also have the power to amend or repeal the Bylaws of this corporation and to adopt new Bylaws.

                                  ARTICLE IX

9.1. Shareholder Actions

  Any action required or permitted to be taken at a shareholders meeting may be taken without a meeting or a vote if either:

    (a) the action is taken by written consent of all shareholders entitled to vote on the action; or

    (b) so long as this corporation is not a public company, the action is taken by written consent of shareholders holding of record, or otherwise entitled to vote, in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted.

  To the extent that the Washington Business Corporation Act requires prior notice of any such action to be given to nonconsenting or nonvoting shareholders, such notice shall be made prior to the date on which the action becomes effective, as required by the Washington Business Corporation Act. The form of the notice shall be sufficient to apprise the nonconsenting or nonvoting shareholder of the nature of the action to be effected, in a manner approved by the Directors of this corporation or by the committee or officers to whom the Board of Directors has delegated that responsibility.

9.2. Number of Votes Necessary to Approve Actions

  Whenever the Washington Business Corporation Act permits a corporation's articles of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Articles of Incorporation hereby specify that the number of shares required to approve such an action shall be such lesser number.

9.3. Special Meetings of Shareholders

  So long as this corporation is a public company, special meetings of the shareholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

9.4. Quorum for Meetings of Shareholders.

  Except with respect to any greater requirement contained in these Articles of Incorporation or the Washington Business Corporation Act, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the Washington Business Corporation Act, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders.

                                   ARTICLE X

  To the full extent that the Washington Business Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of Directors, a Director of this corporation shall not be liable to this corporation or its shareholders for monetary damages for conduct as a Director. Any amendments to or repeal of this Article X shall not adversely affect any right or protection of a Director of this corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

                                  ARTICLE XI

11.1. Indemnification.

  The corporation shall indemnify its directors to the full extent permitted by the Washington Business Corporation Act now or hereafter in force. However, such indemnity shall not apply on account of: (a) acts or omissions of the director finally adjudged to be intentional misconduct or a knowing violation of law; (b) conduct of the director finally adjudged to be in violation of RCW 23B.08.310; or (c) any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property, or services to which the director was not legally entitled. The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.

11.2. Authorization.

  The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

11.3. Effect of Amendment.

  No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                                  ARTICLE XII

  The name and address of the incorporator is:

     Vicki E. Orrico  Ogden Murphy Wallace, P.L.L.C.
                      1601 Fifth Avenue, Suite 2100
                      Seattle, Washington 98101

The incorporator's authority on behalf of this corporation is limited to forming it by the filing of these Articles of Incorporation, and the incorporator has no further power or authority on behalf of the corporation, express or implied, by virtue of being the incorporator.

                                 ARTICLE XIII

  The street address of the initial registered office of the corporation is Ogden Murphy Wallace, P.L.L.C., 1601 Fifth Ave., Suite 2100, Seattle, Washington 98101-1686. The name of its initial registered agent at that address is Vicki E. Orrico.

                                  ARTICLE XIV

  These Articles of Incorporation shall become effective "upon filing."

  IN WITNESS WHEREOF, the incorporator has signed these Articles of Incorporation this 28th day of June 2000.

                                                   /s/ Vicki E. Orrico
                                          -------------------------------------
                                          Vicki E. Orrico
                                          Incorporator

                  CONSENT TO APPOINTMENT AS REGISTERED AGENT

  The undersigned, having been appointed as registered agent of Upgrade of Washington Inc., does hereby consent to such appointment and agrees to serve as registered agent for the corporation.

  DATED this 28th day of June 2000.

                                          OGDEN MURPHY WALLACE, P.L.L.C.

                                                   /s/ Vicki E. Orrico
                                          -------------------------------------
                                          Vicki E. Orrico, Registered Agent

Address of Registered Agent:

Ogden Murphy Wallace, P.L.L.C.
1601 Fifth Ave., Suite 2100
Seattle, WA 98101-1686

                                                                      APPENDIX C

                                     BYLAWS
                                       OF
                           UPGRADE OF WASHINGTON INC.

                               TABLE OF CONTENTS

 SECTION 1--OFFICES......................................................... C-3

 SECTION 2--STOCKHOLDERS.................................................... C-3

 2.1  Annual Meeting.......................................................  C-3
 2.2  Special Meetings.....................................................  C-3
 2.3  Meetings by Communications Equipment.................................  C-3
 2.4  Date, Time and Place of Meeting......................................  C-3
 2.5  Notice of Meeting....................................................  C-3
 2.6  Waiver of Notice.....................................................  C-4
 2.7  Fixing of Record Date for Determining Stockholders...................  C-4
 2.8  Voting Record........................................................  C-4
 2.9  Quorum...............................................................  C-4
 2.10 Manner of Acting.....................................................  C-5
 2.11 Proxies..............................................................  C-5
 2.12 Voting Shares........................................................  C-5
 2.13 Voting for Directors.................................................  C-5
 2.14 Action by Stockholders Without a Meeting.............................  C-5

 SECTION 3--BOARD OF DIRECTORS.............................................. C-6

 3.1  General Powers.......................................................  C-6
 3.2  Number, Classification and Tenure....................................  C-6
 3.3  Annual and Regular Meetings..........................................  C-6
 3.4  Special Meetings.....................................................  C-6
 3.5  Meetings by Communications Equipment.................................  C-6
 3.6  Notice of Special Meetings...........................................  C-6
      3.6.1 Personal Delivery..............................................  C-7
      3.6.2 Delivery by Mail...............................................  C-7
      3.6.3 Delivery by Private Carrier....................................  C-7
      3.6.4 Facsimile Notice...............................................  C-7
      3.6.5 Delivery by Telegraph..........................................  C-7
      3.6.6 Oral Notice....................................................  C-7
 3.7  Waiver of Notice.....................................................  C-7
      3.7.1 In Writing.....................................................  C-7
      3.7.2 By Attendance..................................................  C-7
 3.8  Quorum...............................................................  C-7
 3.9  Manner of Acting.....................................................  C-8
 3.10 Presumption of Assent................................................  C-8
 3.11 Action by Board or Committees Without a Meeting......................  C-8
 3.12 Resignation..........................................................  C-8
 3.13 Removal..............................................................  C-8
 3.14 Vacancies............................................................  C-8
 3.15 Executive and Other Committees.......................................  C-9
      3.15.1 Creation of Committees........................................  C-9
      3.15.2 Authority of Committees.......................................  C-9
      3.15.3 Minutes of Meetings...........................................  C-9

       3.15.4 Removal.....................................................   C-9
  3.16 Compensation.......................................................   C-9

 SECTION 4--OFFICERS.......................................................  C-9

  4.1  Appointment and Term...............................................   C-9
  4.2  Resignation........................................................  C-10
  4.3  Removal............................................................  C-10
  4.4  Contract Rights of Officers........................................  C-10
  4.5  Chairman of the Board..............................................  C-10
  4.6  President..........................................................  C-10
  4.7  Vice President.....................................................  C-10
  4.8  Secretary..........................................................  C-10
  4.9  Treasurer..........................................................  C-10
  4.10 Salaries...........................................................  C-11

 SECTION 5--CONTRACTS, LOANS, CHECKS AND DEPOSITS.......................... C-11

  5.1  Contracts..........................................................  C-11
  5.2  Loans to the Corporation...........................................  C-11
  5.3  Checks, Drafts, Etc................................................  C-11
  5.4  Deposits...........................................................  C-11

 SECTION 6--CERTIFICATES FOR SHARES AND THEIR TRANSFER..................... C-11

  6.1  Issuance of Shares.................................................  C-11
  6.2  Certificates for Shares............................................  C-11
  6.3  Stock Records......................................................  C-12
  6.4  Restriction on Transfer............................................  C-12
  6.5  Transfer of Shares.................................................  C-12
  6.6  Lost or Destroyed Certificates.....................................  C-12

 SECTION 7--BOOKS AND RECORDS.............................................. C-12

 SECTION 8--ACCOUNTING YEAR................................................ C-13

 SECTION 9--SEAL........................................................... C-13

 SECTION 10--INDEMNIFICATION............................................... C-13

 10.1  Right to Indemnification...........................................  C-13
 10.2  Restrictions on Indemnification....................................  C-14
 10.3  Advancement of Expenses............................................  C-14
 10.4  Right of Indemnitee to Bring Suit..................................  C-14
 10.5  Nonexclusivity of Rights...........................................  C-14
 10.6  Insurance, Contracts and Funding...................................  C-14
 10.7  Identification of Employees and Agents of the Corporation..........  C-15
 10.8  Persons Serving Other Entities.....................................  C-15

 SECTION 11--LIMITATION OF LIABILITY....................................... C-15

 SECTION 12--AMENDMENTS.................................................... C-15

                              SECTION 1. OFFICES

  The principal office of the corporation shall be located at the principal place of business or such other place as the Board of Directors ("Board") may designate. The corporation may have such other offices as the Board may designate or as the business of the corporation may require.

                            SECTION 2. STOCKHOLDERS

2.1 Annual Meeting

  The annual meeting of the stockholders to elect Directors and transact such other business as may properly come before the meeting shall be held on a date not more than 180 days after the end of the corporation's fiscal year, such date and time to be determined by the Board.

2.2 Special Meetings

  Special meetings of the stockholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

2.3 Meetings by Communications Equipment

  Stockholders may participate in any meeting of the stockholders by any means of communication by which all persons participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

2.4 Date, Time and Place of Meeting

  Except as otherwise provided in these Bylaws, all meetings of stockholders, including those held pursuant to demand by stockholders, shall be held on such date and at such time and place designated by or at the direction of the Board.

2.5 Notice of Meeting

  Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by or at the direction of the Board, the Chairman of the Board, the President or the Secretary to each stockholder entitled to notice of or to vote at the meeting not less than 10 nor more than 60 days before the meeting, except that notice of a meeting to act on a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the corporation's assets other than in the regular course of business or the dissolution of the corporation shall be given not less than 20 or more than 60 days before such meeting. If an annual or special stockholders' meeting is adjourned to a different date, time or place, no notice of the new date, time or place is required if they are announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed, notice of the adjourned meeting must be given to stockholders entitled to notice of or to vote as of the new record date.

  Such notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or communications equipment that transmits a facsimile of the notice. If those forms of written notice are impractical in the view of the Board, the Chairman of the Board, the President or the Secretary, written notice may be transmitted by an advertisement in a newspaper of general circulation in the area of the corporation's principal office. If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the stockholder at such stockholder's address as it appears in the corporation's current record of stockholders. Notice given in any other manner shall be deemed effective when dispatched to the stockholder's address, telephone number or other number appearing on the records of the corporation. Any notice given by publication as herein provided shall be deemed effective five days after first publication.

2.6 Waiver of Notice

  Whenever any notice is required to be given by an stockholder under the provisions of these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law, a waiver of notice in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting or before or after the action to be taken by consent is effective, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any stockholder by attendance in person or by proxy, unless such stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

2.7 Fixing of Record Date for Determining Stockholders

  For the purpose of determining stockholders entitled (a) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (b) to receive payment of any dividend, or (c) in order to make a determination of stockholders for any other purpose, the Board may fix a future date as the record date for any such determination. Such record date shall be not more than 60 days, and, in case of a meeting of stockholders, not less than 10 days, prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote a meeting, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to stockholders. Such a determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is set for the determination of stockholders entitled to receive payment of any stock, dividend or distribution (other than one involving a purchase, redemption or other acquisition of the corporation's shares), the record date shall be the date the Board authorizes the stock dividend or distribution.

2.8 Voting Record

  At least 10 days before each meeting of stockholders, an alphabetical list of the stockholders entitled to notice of such meeting shall be made, arranged by voting group and by each class or series of shares, with the address of and number of shares held by each stockholder. This record shall be kept at the principal office of the corporation for 10 days prior to such meeting, and shall be kept open at such meeting, for the inspection of any stockholder or any stockholder's agent or attorney.

2.9 Quorum

  Except with respect to any greater requirement contained in the Articles of Incorporation or the Nevada Private Corporations Law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the Nevada Private Corporations Law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of stockholders. If less than the required number of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.10 Manner of Acting

  If a quorum is present, action on a matter other than the election of Directors shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Articles of Incorporation or the Nevada Private Corporations Law requires a greater number of affirmative votes. Whenever the Nevada Private Corporations Law permits a corporation's bylaws to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by stockholders, these Bylaws hereby specify that the number of shares required to approve such an action shall be such lesser number.

2.11 Proxies

  As stockholder may vote by proxy executed in writing by the stockholder or by his or her attorney-in-fact or agent. Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes. A proxy shall become invalid 11 months after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle its holder to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment.

2.12 Voting Shares

  Except as provided in the Articles of Incorporation, each outstanding share entitled to vote with respect to a matter submitted to a meeting of stockholders shall be entitled to one vote upon such matter.

2.13 Voting for Directors

  Each stockholder entitled to vote in an election of Directors may vote, in person or by proxy, the number of shares owned by such stockholder for as many persons as there are Directors to be elected and for whose election such stockholder has a right to vote. Stockholders shall not have the right to cumulate their votes. Unless otherwise provided in the Articles of Incorporation, the candidates elected shall be those receiving the largest number of votes cast, up to the number of Directors to be elected.

2.14 Action by Stockholders Without a Meeting

  Any action that may be or is required to be taken at a meeting of the stockholders may be taken without a meeting if one or more written consents describing the action taken shall be signed by stockholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted. The Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If not otherwise fixed by the Board, the record date for determining stockholders entitled to take action without a meeting is the date the first stockholder consent is delivered to the corporation. A stockholder may withdraw a consent only by delivering a written notice of withdrawal to the corporation prior to the time that consents sufficient to authorize taking the action have been delivered to the corporation. Every written consent shall bear the date of signature of each stockholder who signs the consent. A written consent is not effective to take the action referred to in the consent unless, within 60 days of the earliest dated consent delivered to the corporation, written consents signed by a sufficient number of stockholders to take action are delivered to the corporation. Unless the consent specifies a later effective date, actions taken by written consent of the stockholders are effective when (a) consents sufficient to authorize taking the action are in possession of the corporation and (b) the period of advance notice required by the Articles of Incorporation to be given to any nonconsenting or nonvoting stockholders has been satisfied. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the stockholders.

                         SECTION 3. BOARD OF DIRECTORS

3.1 General Powers

  All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law.

3.2 Number, Classification and Tenure

  The Board of Directors shall be composed of not less than one nor more than nine Directors. The specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time in the manner provided by the Articles of Incorporation, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. The Directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office. The term of office of Directors of the first class shall expire at the first annual meeting of stockholders after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. The term of office of Directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors. Directors need not be stockholders of the corporation or residents of the state of Nevada, and need not meet any other qualifications.

3.3 Annual and Regular Meetings

  An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of stockholders. By resolution the Board, or any committee designated by the Board, may specify the time and place for holding regular meetings without notice other than such resolution.

3.4 Special Meetings

  Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any one-third or more of the Directors in office and, in the case of any special meeting of any committee designated by the Board, by its Chairman. The person or persons authorized to call special meetings may fix any place for holding any special Board or committee meeting called by them.

3.5 Meetings by Communications Equipment

  Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by, or conduct the meeting through the use of, any means of communication by which all Directors participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

3.6 Notice of Special Meetings

  Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of such meeting.

  3.6.1 Personal Delivery

  If notice is given by personal delivery, the notice shall be delivered to a Director at least two days before the meeting.

  3.6.2 Delivery by Mail

  If notice is delivered by mail, the notice shall be deposited in the official government mail at least five days before the meeting, properly addressed to a Director at his or her address shown on the records of the corporation, with postage thereon prepaid.

  3.6.3 Delivery by Private Carrier

  If notice is given by private carrier, the notice shall be dispatched to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

  3.6.4 Facsimile Notice

  If a notice is delivered by wire or wireless equipment that transmits a facsimile of the notice, the notice shall be dispatched at least two days before the meeting to a Director at his or her telephone number or other number appearing on the records of the corporation.

  3.6.5 Delivery by Telegraph

  If notice is delivered by telegraph, the notice shall be delivered to the telegraph company for delivery to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

  3.6.6 Oral Notice

  If notice is delivered orally, by telephone or in person, the notice shall be personally given to the Director at least two days before the meeting.

3.7 Waiver of Notice

  3.7.1 In Writing

  Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board or any committee designated by the Board need be specified in the waiver of notice of such meeting.

  3.7.2 By Attendance

  A Director's attendance at or participation in a Board or committee meeting shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business at such meeting and does not thereafter vote for or assent to action taken at the meeting.

3.8 Quorum

  A majority of the number of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting but, if less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice. A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the committee meeting from time to time without further notice.

3.9 Manner of Acting

  If a quorum is present when the vote is taken, the act of the majority of the Directors present at a Board or committee meeting shall be the act of the Board or such committee, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law.

3.10 Presumption of Assent

  A Director of the corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting, or promptly upon the Director's arrival, to holding the meeting or transacting any business at such meeting, (b) the Director's dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the Director delivers written notice of the Director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

3.11 Action by Board or Committees Without a Meeting

  Any action that could be taken at a meeting of the Board or of any committee created by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the Directors or by each committee member either before or after the action is taken and delivered to the corporation. Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent, unless the consent specifies a later effective date. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

3.12 Resignation

  Any Director may resign from the Board or any committee of the Board at any time by delivering either oral tender of resignation at any meeting of the Board or any committee, or written notice to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.13 Removal

  At a meeting of stockholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause (unless the Articles of Incorporation permits removal for cause only) by the holders of the shares entitled to elect the Director or Directors whose removal is sought if the number of votes cast to remove the Director exceeds the number of votes cast not to remove the Director.

3.14 Vacancies

  If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of Directors, the Board may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The stockholders may fill a vacancy only if there are no Directors in office. A Director elected to fill a vacancy shall serve only until the next election of Directors by the stockholders.

3.15 Executive and Other Committees

  3.15.1 Creation of Committees

  The Board, by resolution adopted by the greater of a majority of the Directors then in office and the number of Directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Executive Committee, and appoint members from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, the Articles of Incorporation, these Bylaws and applicable law. Each committee must have one or more members, and the Board may designate one or more Directors as alternate members who may replace any absent or disqualified member at any committee meeting, with all such members and alternate members to serve at the pleasure of the Board.

  3.15.2 Authority of Committees

  Each Committee shall have and may exercise all the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions adopted in like manner, except that no such committee shall have the authority to: (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the Articles of Incorporation or the Nevada Private Corporations Law to be submitted to stockholders for approval or (ii) adopt, amend or repeal any bylaw of the corporation.

  3.15.3 Minutes of Meetings

  All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

  3.15.4 Removal

  The Board may remove any member of any committee elected or appointed by it but only by the affirmative vote of the greater of a majority of Directors then in office and the number of Directors required to take action in accordance with these Bylaws.

3.16 Compensation

  By Board resolution, Directors and committee members may be paid either expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the corporation in any other capacity and receiving compensation therefore.

                              SECTION 4. OFFICERS

4.1 Appointment and Term

  The officers of the corporation shall be those officers appointed from time to time by the Board or by any other officer empowered to do so. The Board shall have sole power and authority to appoint executive officers. As used herein, the term "executive officer" shall mean the President, the chief financial officer and any other officer designated by the Board as an executive officer. The Board or the President may appoint such other officers to hold office for such period, have such authority and perform such duties as may be prescribed. The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.

4.2 Resignation

  Any officer may resign at any time by delivering written notice to the corporation. Any such resignation is effective upon delivery, unless the notice of resignation specifies a later effective date, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

4.3 Removal

  Any officer may be removed by the Board at any time, with or without cause. An officer or assistant officer, if appointed by another officer, may be removed at any time, with or without cause, by any officer authorized to appoint such officer or assistant officer.

4.4 Contract Rights of Officers

  The appointment of an officer does not itself create contract rights.

4.5 Chairman of the Board

  If appointed, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time, and shall preside over meetings of the Board and stockholders unless another officer is appointed or designated by the Board of Chairman of such meetings.

4.6 President

  If appointed, the President shall be the chief executive officer of the corporation unless some other offices is to designated by the Board, shall preside over meetings of the Board and stockholders in the absence of a Chairman of the Board, and, subject to the Board's control, shall supervise and control all the assets, business and affairs of the corporation. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time. If no Secretary has been appointed, the President shall have responsibility for the preparation of minutes of meetings of the Board and stockholders and for authentication of the records of the corporation.

4.7 Vice President

  In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by or at the direction of the Board.

4.8 Secretary

  If appointed, the Secretary shall be responsible for preparation of minutes of the meetings of the Board and stockholders, maintenance of the corporation records and stock registers, and authentication of the corporation's records, and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.9 Treasurer

  If appointed, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

4.10 Salaries

  The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the corporation.

               SECTION 5. CONTRACTS, LOANS, CHECKS AND DEPOSITS

5.1 Contracts

  The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

5.2 Loans to the Corporation

  No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

5.3 Checks, Drafts, Etc.

  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

5.4 Deposits

  All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may authorize.

             SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1 Issuance of Shares

  No shares of the corporation shall be issued unless authorized by the Board, or by a committee designated by the Board to the extent such committee is empowered to do so.

6.2 Certificates for Shares

  Certificates representing shares of the corporation shall be signed, either manually or in facsimile, by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary and shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.

6.3 Stock Records

  The stock transfer books shall be kept at the principal office at the corporation or at the office of the corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

6.4 Restriction on Transfer

  Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

6.5 Transfer of Shares

  The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.

6.6 Lost or Destroyed Certificates

  In the case of a lost, destroyed or damaged certificate, a new certificate may be issued in its place upon such terms and indemnity to the corporation as the Board may prescribe.

                         SECTION 7. BOOKS AND RECORDS

  The corporation shall:

    (a) Keep as permanent records minutes of all meetings of its stockholders and the Board, a record of all actions taken by the stockholders or the Board without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the corporation.

    (b) Maintain appropriate accounting records.

    (c) Maintain a record of its stockholders, in a form that permits preparation of a list of the names and addresses of all stockholders, in alphabetical order by class of shares showing the number and class of shares held by each; provided, however, such record may be maintained by an agent of the corporation.

    (d) Maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

    (e) Keep a copy of the following records at its principal office:

      1. the Articles of Incorporation and all amendments thereto as currently in effect;

      2. these Bylaws and all amendments thereto as currently in effect;

      3. the minutes of all meetings of stockholders and records of all action taken by stockholders without a meeting, for the past three years;

      4. the corporation's financial statements for the past three years;

      5. all written communications to stockholders generally within the past three years;

      6. a list of the names and business addresses of the current Directors and officers; and

      7. the most recent annual report delivered to the Nevada Secretary of State.

                          SECTION 8. ACCOUNTING YEAR

  The accounting year of the corporation shall be the calendar year, provided that if a different accounting year is at any time selected by the Board for purposes of federal income taxes, or any other purpose, the accounting year shall be the year so selected.

                                SECTION 9. SEAL

  The Board may provide for a corporate seal that shall consist of the name of the corporation, the state of its incorporation, and the year of its incorporation.

                          SECTION 10. INDEMNIFICATION

10.1 Right to Indemnification

  Each person who was, is or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit, claim or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereinafter "proceedings"), by reason of the fact that he or she is or was a Director or officer of the corporation or, that being or having been such a Director or officer of the corporation, he or she is or was serving at the request of the corporation as a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (hereafter an "indemnitee"), whether the basis of a proceeding is alleged action in an official capacity or in any other capacity while serving as such a Director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the corporation against all losses, claims, damages (compensatory, exemplary, punitive or otherwise), liabilities and expenses (including attorneys' fees, costs, judgments, fines, ERISA excise taxes or penalties, amounts to be paid in settlement and any other expenses) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director or officer of the Company or a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall insure to the benefit of the indemnitee's heirs, executors and administrators. Except as provided in subsection 10.4 of this Section with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if a proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this Section shall be a contract right.

10.2 Restrictions on Indemnification

  No indemnification shall be provided to any such indemnitee for acts or omissions of the indemnitee (a) if the indemnitee did not (i) act in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation, and (ii) with respect to any criminal action or proceeding, have reasonable cause to believe the indemnitee's conduct was unlawful or (b) if the corporation is otherwise prohibited by applicable law from paying such indemnification. Notwithstanding the foregoing, if Section 78.7502 or any successor provision of the Nevada Private Corporations Law is hereafter amended, the restrictions on indemnification set forth in this subsection 10.2 shall be as set forth in such amended statutory provision.

10.3 Advancement of Expenses

  The right to indemnification conferred in this Section shall include the right to be paid by the corporation the expenses reasonably incurred in defending any proceeding in advance of its final disposition (hereinafter an "advancement of expenses"). An advancement of expenses shall be made upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified.

10.4 Right of Indemnitee to Bring Suit

  If a claim under subsection 10.1 or 10.3 of this Section is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part, in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of the undertaking, the indemnitee shall be entitled to be paid also the expense of litigating such suit. The indemnitee shall be presumed to be entitled to indemnification under this Section upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, when the required undertaking has been tendered to the corporation) and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is so entitled.

10.5 Nonexclusivity of Rights

  The right to indemnification and the advancement of expenses conferred in this Section shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or Bylaws of the corporation, general or specific action of the Board or stockholders, contract or otherwise.

10.6 Insurance, Contracts and Funding

  The corporation may maintain insurance, at its expense, to protect itself and any Director, officer, partner, trustee, employee or agent of the corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the corporation would have the authority or right to indemnify such person against such expense, liability or loss under the Nevada Private Corporations Law or other law. The corporation may enter into contracts with any Director, officer, partner, trustee, employee or agent of the corporation in furtherance of the provisions of this section and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section.

10.7 Indemnification of Employees and Agents of the Corporation

  In addition to the rights of indemnification set forth in subsection 10.1, the corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees and agents or any class or group of employees and agents of the corporation (a) with the same scope and effect as the provisions of this Section with respect to indemnification and the advancement of expenses of Directors and officers of the corporation; (b) pursuant to rights granted or provided by the Nevada Private Corporations Law; or (c) as are otherwise consistent with law.

10.8 Persons Serving Other Entities

  Any person who, while a Director or officer of the corporation, is or was serving (a) as a Director, officer, employee or agent of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the corporation or (b) as a partner, trustee or otherwise in an executive or management capacity in a partnership, joint venture, trust, employee benefit plan or other enterprise of which the corporation or a majority owned subsidiary of the corporation is a general partner or has a majority ownership shall conclusively be deemed to be so serving at the request of the corporation and entitled to indemnification and the advancement of expenses under subsections 10.1 and 10.3 of this Section.

                      SECTION 11. LIMITATION OF LIABILITY

  To the full extent that the Nevada Private Corporations Law, as they exist on the date hereof or may hereafter be amended, permit the limitation or elimination of the liability of any person who would be considered an indemnitee under subsection 10.1 of Section 10, an indemnitee of the Company shall not be liable to the Company or its stockholders for monetary damages for conduct in the capacity based upon which such person is considered an indemnitee. Any amendments to or repeal of this Section 11 shall not adversely affect any right or protection of any indemnitee of the Company for or with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

                            SECTION 12. AMENDMENTS

  These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not repeal or amend any Bylaw that the stockholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board. The stockholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended, repealed, altered or modified by the stockholders.

  The foregoing Bylaws were adopted by the Board on June 30, 2000.

                                                   /s/ Daniel S. Bland
                                          -------------------------------------
                                          Daniel S. Bland, Secretary

                                                                     APPENDIX D

                               Florida Statutes
                      Title XXXVI--Business Organizations
                           Chapter 607--Corporations

607.1301 Dissenters' rights; definitions.

  The following definitions apply to ss. 607.1302 and 607.1320:

  (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

  (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the stockholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

  (3) "Stockholders' authorization date" means the date on which the stockholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of stockholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

  History.--s. 118, ch. 89-154.

607.1302 Right of stockholders to dissent.

  (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

    (a) Consummation of a plan of merger to which the corporation is a party:

      1. If the shareholder is entitled to vote on the merger, or

      2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the stockholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

    (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the stockholders within 1 year after the date of sale;

    (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

    (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

    (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

      1. Altering or abolishing any preemptive rights attached to any of his or her shares;

      2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

      3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

      4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

      5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

      6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

      7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

    (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

  (2) A shareholder dissenting from any amendment specified in paragraph
(1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

  (3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different stockholders.

  (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the stockholders entitled to vote at the meeting of stockholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 stockholders.

  (5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

  History.--s. 119, ch. 89-154; s. 5, ch. 94-327; s. 31, ch. 97-102.

607.1320 Procedure for exercise of dissenters' rights.--

  (1)(a) If a proposed corporate action creating dissenters' rights under s.
607.1302 is submitted to a vote at a stockholders' meeting, the meeting notice shall state that stockholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

    1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

    2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

  (b) If proposed corporate action creating dissenters' rights under s.
607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of stockholders necessary to authorize the action.

  (2) Within 10 days after the stockholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

  (3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

  (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

    (a) Such demand is withdrawn as provided in this section;

    (b) The proposed corporate action is abandoned or rescinded or the stockholders revoke the authority to effect such action;

    (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

    (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

  (5) Within 10 days after the expiration of the period in which stockholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the stockholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the stockholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

    (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

    (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

  (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

  (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or stockholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting stockholders (whether or not residents of this state), other than stockholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All stockholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

  (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

  (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting stockholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such stockholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

  (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting stockholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

  History.--s. 120, ch. 89-154; s. 35, ch. 93-281; s. 32, ch. 97-102.

PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       UPGRADE INTERNATIONAL CORPORATION
               SPECIAL MEETING OF STOCKHOLDERS--AUGUST 16, 2000

     The undersigned stockholder of UPGRADE INTERNATIONAL CORPORATION, a Florida corporation (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, and hereby appoints Daniel Bland as proxy and attorney-in-fact with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company to be held on August 16, 2000, at adjournment(s) or postponement(s) thereof, and to vote all shares of Stock that the undersigned would be entitled to vote if then and there personally present, on matter set forth below:

                                                                SEE REVERSE SIDE

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

                                                                 Please mark
                                                                  your vote  [X]
                                                                   as this

Proposal No. 1--Approval of the Agreement and Plan of Merger

                                                      FOR     AGAINST    ABSTAIN
                                                      [ ]       [ ]        [ ]

NOTE: This Proxy should be marked, dated signed by the stockholder(s) exactly as his or her name appears hereon, and returned in the enclosed envelope.

THIS PROXY WILL BE VOTED AS DIRECTED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF WITH RESPECT TO THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER. IF NO CONTRARY OBJECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

Address change? Mark box. Indicate change at right [ ]

                     _________          PLEASE MARK, SIGN, DATE AND RETURN THE
                              |         PROXY CARD USING THE ENCLOSED ENVELOPE.
                              |         Please sign exactly as your name appears
                              |         hereon. When shares are held by joint
                              |         tenants, both should sign. When signing
                              |         as attorney, executor, administrator,
                                        trustee, or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by the
                                        President or other authorized officer.
                                        If a partnership, please sign in
                                        partnership name by authorized person.
                                        THIS PROXY WILL BE VOTED FOR THE
                                        APPROVAL OF THE AGREEMENT AND PLAN OF
                                        MERGER AND FOR ANY OTHER PROPOSALS IF NO
                                        SPECIFICATION IS MADE.

Print name(s) exactly as
shown on Stock Certificate __________________________ DATED: _____________, 2000

Signature ___________________________    Signature _____________________________

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .